                                                                   EXHIBIT 10.2

                  AMENDMENT AGREEMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT AGREEMENT NO. 3 TO CREDIT AGREEMENT ("Amendment Agreement") is made and entered into this 16th day of March, 2001, by and among CPT OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the "Borrower"), CORRECTIONAL PROPERTIES TRUST, a Maryland real estate investment trust ("CPV"), BANK OF AMERICA, N.A., as successor in interest to Nationsbank, National Association (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated October 2, 1998 among such Lenders, Borrower and the Agent, as amended by Amendment Agreement No. 1 to Credit Agreement dated as of March 10, 2000 and Amendment Agreement No. 2 to the Credit Agreement dated as of March 16, 2001 (the "Agreement").

                                  WITNESSETH:

         WHEREAS, the Borrower, CPV, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make Revolving Loans to the Borrower in the principal amount of $110,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, the Borrower has requested that the Agreement be amended in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. Amendment to Section 1.1 of the Agreement. Subject to the terms and conditions hereof, Section 1.1 of the Agreement is hereby amended as follows:

         (a) The definition of "Applicable Margin" is hereby amended and restated in its entirety to read as follows:

                  "Applicable Margin" means that percent per annum set forth below, which shall be based upon the ratio of Consolidated Total Indebtedness to Consolidated Adjusted EBITDA for the most recently ended quarter period as specified below:

                                                                                             Applicable
                                                                                               Margin
                                                                                             ----------
              Pricing          Consolidated Total Indebtedness to               Base         Eurodollar         Unused
               Level              Consolidated Adjusted EBITDA                  Rate            Rate              Fee
              -------          ----------------------------------               ----         ----------         ------
              I.        Less than or equal to 3.00 to 1.00                      .250%           1.750%           .350%

             II.        Less than or equal to 3.50 to 1.00 but greater          .500%           2.000%           .400%
                        than 3.00 to 1.00

             III.       Less than or equal to 4.00 to 1.00 but greater          .750%           2.250%           .450%
                        than 3.50 to 1.00

             IV.        Less than or equal to 4.50 to 1.00 but greater         1.000%           2.500%           .500%
                        than 4.00 to 1.00*
                        -------------------------------------------------- ---------------- ---------------- --------------


* If greater than 4.50 to 1.00, the Applicable Margin shall be Pricing Level IV plus the Default Rate.

         The Applicable Margin shall be established at the end of each fiscal quarter of CPV (each, a "Determination Date"); provided that at all times from March 16, 2001 up to and including the Determination Date immediately following March 16, 2001 the Applicable Margin shall be that shown for Pricing Level IV. Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the Compliance Certificate furnished to the Agent pursuant to Section 9.1(a)(ii) and Section 9.1(b)(ii), subject to review and approval of such computations by the Agent, and shall be effective commencing on the first Business Day following the date such certificate is received until the first Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; provided however, if the Borrower shall fail to deliver any such Compliance Certificate within the time period required by Section 9.1, then the Applicable Margin shall be that shown for Pricing Level IV plus the Default Rate until the appropriate Compliance Certificate is so delivered.

         (b) The definition of "Applicable Unused Fee" is hereby deleted in its entirety.

         (c) The definition of "Consolidated Interest Expense" is hereby amended and restated in its entirety to read as follows:

                  "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of CPV and its Subsidiaries, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including fees payable in respect of any Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense, and (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; provided, however, that with respect a Qualifying Property that is not owned by CPV, the Borrower or any Subsidiary for such entire Four-Quarter Period, the interest expense attributable to any Indebtedness relating to such Qualifying Property shall be determined on an annualized basis so that if such Qualifying Property has been owned by CPV, the Borrower or any Subsidiary (a) for one full quarter, the interest expense attributable to such Qualified Property for such quarter shall be multiplied by four; (b) for two full quarters, the interest expense attributable to such Qualified Property for such two quarters shall be multiplied by two; (c) for three full quarters, the interest expense attributable to such Qualified Property for such three quarters shall be multiplied by 4/3 and (d) for less than one full quarter, the interest expense attributable to such Qualified Property shall be based upon a pro forma annualized estimate of such interest expense acceptable to the Agent.

         3. Amendment to Section 2.10 of the Credit Agreement. Subject to the terms and conditions hereof, Section 2.10 of the Credit Agreement is hereby amended so that the first two sentences thereof shall be deleted and the following shall be substituted in lieu thereof: "From the period beginning on January 1, 2001 and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, an unused fee (the "Unused Fee") equal to the Applicable Margin for Unused Fee multiplied by the average daily amount by which the Total Revolving Credit Commitment exceeds the sum of
(i) Revolving Credit Outstandings (without giving effect to Swing Line Outstandings) plus (ii) Letter of Credit Outstandings at the close of business on each day during each calendar quarter. Such fees shall be due in arrears on the last Business Day of each March, June, September and December commencing March 30, 2001 to and including the Revolving Credit Termination Date."

         4. Amendment to Article 9 of the Credit Agreement. Subject to the terms and conditions hereof, Article 9 of the Credit Agreement is hereby amended to add a new Section 9.24 to the end thereof to read as follows:

                  9.24 Interest Rate Hedging. Enter into by June 15, 2001 and maintain at all times thereafter Swap Agreements or other similar arrangements providing protection from fluctuations in interest rates on its Indebtedness, having an aggregate notional amount, together with all Swap Agreements or other such similar agreements previously entered into, of not less than $75,000,000 and having such other terms as shall be reasonably acceptable to the Agent.

         5. Amendment to Section 10.1(b) of the Credit Agreement. Subject to the terms and conditions hereof, Section 10.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) Consolidated Interest Coverage Ratio. Permit at any time the Consolidated Interest Coverage Ratio to be less than 2.25 to 1.00.

         6. Amendment to Section 10.1(c) of the Credit Agreement. Subject to the terms and conditions hereof, Section 10.1(c) of the Credit Agreement is hereby amended to restate clause (ii) thereof in its entirety to read as follows:

                  (ii) Permit at any time Consolidated Total Indebtedness (excluding Non-Recourse Indebtedness of Unrestricted Subsidiaries) to exceed the lesser of (A) at all times until and including the earlier to occur of (x) September 30, 2002 and (y) the date on which the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of either CPV or the Borrower, or both, resulting from the issuance of equity securities or other capital investments since the Closing Date exceeds $25,000,000, 4.50 times Consolidated Adjusted EBITDA (excluding EBITDA relating to properties which are subject to Non-Recourse Indebtedness of Unrestricted Subsidiaries), and at all times thereafter, 4.25 times Consolidated Adjusted EBITDA (excluding EBITDA relating to properties which are subject to Non-Recourse Indebtedness of Unrestricted Subsidiaries); or
         (B) 50% of the Historical Cost of the Pledged Properties and other Qualifying Properties (the historical cost of other Qualifying Properties to be determined in the same manner as the Historical Cost of Pledged Properties).

         7. Amendment to Section 10.1(d) of the Credit Agreement. Subject to the terms and conditions hereof, Section 10.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) Consolidated Secured Indebtedness. Permit at any time prior to and including the earlier to occur of (i) December 31, 2002 and (ii) the date on which the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of either CPV or the Borrower, or both, resulting from the issuance of equity securities or other capital investments since the Closing Date exceeds $25,000,000, the ratio of Consolidated Secured Indebtedness (excluding Non-Recourse Indebtedness of Unrestricted Subsidiaries) to Consolidated Total Value to be greater than .475 to 1.000, and thereafter, permit such ratio to be greater than .450 to 1.000.

         8. Amendment to Section 10.16 of the Credit Agreement. Subject to the terms and conditions hereof, Section 10.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "10.16. Rate Hedging Obligations. Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except pursuant to Swap Agreements or other similar arrangements providing protection from fluctuations in interest rates on its Indebtedness, in an aggregate notional amount not to exceed at any time 75% of the Total Revolving Credit Commitment or as otherwise agreed by the Borrower and the Agent."

         9. Amendment to Exhibit H to the Credit Agreement. Subject to the terms and conditions hereof, Exhibit H to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto.

         10. Representations and Warranties. The Borrower and CPV hereby certify that:

                  (a) The representations and warranties made by Borrower and CPV in Article VIII of the Agreement are true on and as of the date hereof except that the financial statements referred to in
         Section 8.6(a) shall be those most recently furnished to each Lender pursuant to Section 9.1(a) and (b);

                  (b) There has been no material change in the condition, financial or otherwise, of CPV, and its Subsidiaries since the date of the most recent financial reports of CPV received by each Lender under
         Section 9.1 of the Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (c) The business and properties of CPV and its Subsidiaries are not, and since the date of the most recent financial report of CPV and its Subsidiaries received by each Lender under
         Section 9.1 of the Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         11. Conditions. As a condition to the effectiveness of this Amendment Agreement, the Borrower and CPV shall deliver, or cause to be delivered to the Agent, the following:

                  (a)      seven (7) executed counterparts of this Amendment
         Agreement;

                  (b) an opinion of counsel to CPV and the Borrower in form and substance satisfactory to the Agent;

                  (c) a resolution of the Borrower authorizing the execution of this Amendment Agreement; and

                  (d) an amendment fee payable to each Lender consenting hereto in an amount equal to .25% of its Revolving Credit Commitment as in effect prior to the effectiveness of Amendment Agreement No. 2 to Credit Agreement dated as of March 16, 2001.

         12. Other Documents. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of CPV and the Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of CPV and the Borrower relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         13. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except as provided in the Agreement.

         14. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.


                      [This Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.



                                    CPT OPERATING PARTNERSHIP L.P.

WITNESS:

 /s/: Donna M. Kirk                 By:  Correctional Properties Trust,
-------------------------                General Partner

 /s/: Emily A. Sample
-------------------------
                                    By:      /s/
                                       ----------------------------------------
                                       Name: Charles R. Jones
                                       Title: President and CEO


                                    CORRECTIONAL PROPERTIES TRUST

WITNESS:

 /s/: Donna M. Kirk                 By:      /s/
-------------------------              ----------------------------------------
                                       Name: Charles R. Jones
 /s/: Emily A. Sample                  Title:  President and CEO
-------------------------

                                    BANK OF AMERICA, N.A.
                                    as Agent and as Lender


                                    By:               /s/
                                       -----------------------------------
                                    Name: John E. Williams
                                    Title: Managing Director


                                    THE BANK OF NOVA SCOTIA


                                    By:               /s/
                                       -----------------------------------
                                    Name: Bruce G. Ferguson
                                    Title:  Managing Director


                                    FIRST UNION NATIONAL BANK


                                    By:               /s/
                                       -----------------------------------
                                    Name: Donald J. Mathews
                                    Title: Vice President


                                    PNC BANK, N.A.


                                    By:               /s/
                                       -----------------------------------
                                    Name: Maril J. Stasenko
                                    Title: Vice President


                                    SOUTHTRUST BANK, NATIONAL
                                    ASSOCIATION


                                    By:               /s/
                                       -----------------------------------
                                    Name: D. Guy Guenthner
                                    Title: Group Vice President

                                    SUNTRUST BANK, N.A.


                                    By:               /s/
                                       -----------------------------------
                                    Name: William H. Crawford
                                    Title: Vice President


                                    BANKATLANTIC


                                    By:               /s/
                                       -----------------------------------
                                    Name: Jeffrey Bilus
                                    Title: Senior Vice President


                                    BANK ONE, OKLAHOMA, N.A.


                                    By:               /s/
                                       -----------------------------------
                                    Name: Mary Lynn McManus
                                    Title: Vice President


                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.


                                    By:               /s/
                                       -----------------------------------
                                    Name: Peter W. Wood
                                    Title: Senior Vice President


                                    By:               /s/
                                       -----------------------------------
                                    Name: Anthony Mugne
                                    Title: Vice President

                                    EXHIBIT A

                                    EXHIBIT H

                             Compliance Certificate


Bank of America, N.A.,
as Agent
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9923

Bank of America, N.A.,
as Agent
100 North Tryon Street, 8th Floor
Charlotte, North Carolina 28255
Attention: Mr. Jack Williams
Telefacsimile:  (704) 388-0960


         Reference is hereby made to the Credit Agreement dated as of October 2, 1998 (the "Agreement") among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real estate investment trust, the Lenders (as defined in the Agreement) and Bank of America, N.A., as successor in interest to NationsBank, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of __________ (the "Determination Date") as follows:


1.       Calculations:

         A.       Compliance with 10.1(a): Consolidated Net Worth
                  1.       Issued and outstanding share capital                                     $______________
                  2.       Additional paid-in capital plus retained
                               income (retained deficit to be expressed
                               as a negative)                                                       $______________
                  3.       Amount of foreign currency translation
                               adjustment (any negative adjustment
                               to be expressed as a negative)                                       $______________
                  4.       Amount of Treasury Stock                                                 $______________
                  5.       Consolidated Shareholders' Equity
                               (A.1 + A.2 + A.3 - A.4)                                              $______________
                  6.       Reserves (other than contingency reserves


                               not allocated to any particular purpose)                             $______________
                  7.       A.5 minus A.6                                                            $______________

                  REQUIRED:

                           (I) $__________; PLUS                                                    $______________
                           (II)85% OF INCREASES IN STATED
                                    CAPITAL AND PAID-IN CAPITAL FROM
                                    THE ISSUANCE OF EQUITY SECURITIES
                                    OR OTHER CAPITAL INVESTMENTS
                                    DURING PRIOR FISCAL QUARTER;                                    $______________

                                    TOTAL REQUIREMENT                                               $______________

         B.       Compliance with Section 10.1(b): Consolidated Interest Coverage Ratio

                  1.       Consolidated Adjusted EBITDA
                               for most recent four Fiscal Quarters*
                           (i)      Consolidated Net Income, plus                                   $______________
                           (ii)     Consolidated Interest Expense,**
                                    plus                                                            $______________
                           (iii)    taxes on income, plus                                           $______________
                           (iv)amortization, plus                                                   $______________
                           (v)      depreciation, minus                                             $______________
                           (vi)amount of actual cash expenditures
                                    for maintenance-related Capital
                                    Expenditures                                                    $______________

                           Total                                                                    $_____________

                  2.       Consolidated Interest Expense                                            $______________
                  3.       Ratio of Consolidated Adjusted
                               EBITDA (B.1) to Consolidated Interest
                               Expense (B.2) ____ to 1.00                                              $___________

                           REQUIRED:  NOT LESS THAN 2.25 TO 1.00.
                           *   See Schedules I and II for calculation of
                               Consolidated Adjusted EBITDA and Annualized
                               EBITDA, if applicable, for any Qualifying
                               Property.

                           **  See Schedule III for calculation of Interest
                               Expense with respect to Qualifying Property not owned by the Borrower or any Subsidiary for the entire applicable Four-Quarter Period.

         C.       Compliance with Section 10.1(c)(i): Ratio of Consolidated Total Indebtedness to
                  Consolidated Total Value

                  1.       Consolidated Total Indebtedness less amount
                               of Non-Recourse Indebtedness of Unrestricted
                               Subsidiaries ($__________)                                           $______________
                  2.       Consolidated Total Value (Lesser of Historical
                           Cost and Appraised Value of all Pledged
                           Properties in the Pledge Pool)                                           $______________
                  3.       Ratio of Consolidated Total Indebtedness (C.1)
                               to Consolidated Total Value (C.2) ____ to 1.00

                           REQUIRED: NOT GREATER THAN .50 TO 1.00.

         D.       Compliance with Section 10.1(c)(ii): Consolidated Total Indebtedness

                  1.       Consolidated Total Indebtedness less
                               amount of Non-Recourse Indebtedness
                               of Unrestricted Subsidiaries ($_________)                            $______________
                  2.       Consolidated Adjusted EBITDA (see B.1) X 4.50
                           or 4.25, as applicable (see below)                                       $______________
                  3.       Historical Cost of Pledged Properties and
                               other Qualifying Properties  X 50%                                   $______________

                           REQUIRED: CONSOLIDATED TOTAL INDEBTEDNESS (LESS
                           AMOUNT OF NON-RECOURSE INDEBTEDNESS OF UNRESTRICTED
                           SUBSIDIARIES) NOT TO EXCEED LESSER OF (A) UNTIL THE
                           EARLIER TO OCCUR OF (X) SEPTEMBER 30, 2002 AND (Y)
                           THE DATE ON WHICH THE AGGREGATE AMOUNT OF ALL
                           INCREASES IN THE STATED CAPITAL OR ADDITIONAL
                           PAID-IN CAPITAL ACCOUNTS OF EITHER CPV OR THE
                           BORROWER, OR BOTH, RESULTING FROM THE ISSUANCE OF
                           EQUITY SECURITIES OR OTHER CAPITAL INVESTMENT SINCE
                           THE CLOSING DATE EXCEEDS $25,000,000, 4.50 TIMES
                           CONSOLIDATED ADJUSTED EBITDA AND AT ALL TIMES
                           THEREAFTER, 4.25 TIMES CONSOLIDATED ADJUSTED EBITDA,
                           OR (B) 50% OF HISTORICAL COST

         E.       Compliance with Section 10.1(c)(iii): Consolidated Total Indebtedness

                  1.       Consolidated Total Indebtedness:                                          $_____________
                  2.       Consolidated Total Liabilities                                            $_____________
                  3.       Consolidated Shareholders' Equity                                         $_____________
                  4.       (E.2 plus E.5) X 50%                                                      $_____________

                           REQUIRED:  CONSOLIDATED TOTAL INDEBTEDNESS
                           (E.1) MAY NOT EXCEED E.4

         F.       Compliance with Section 10.1(d): Consolidated Secured Indebtedness to
                  Consolidated Total Value

                  1.       Consolidated Secured Indebtedness
                               less amount of Non-Recourse
                               Indebtedness of Unrestricted
                               Subsidiaries ($__________)                                            $_____________
                  2.       Consolidated Total Value (See C.2)                                        $_____________
                  3.       Ratio of Consolidated Secured
                               Indebtedness (F.1) to Consolidated
                               Total Value (F.2) ____ to 1.00                                        $_____________

                           REQUIRED: UNTIL THE EARLIER TO OCCUR OF (I) DECEMBER
                           31, 2002 AND (II) THE DATE ON WHICH THE AGGREGATE
                           AMOUNT OF ALL INCREASES IN THE STATED CAPITAL OR
                           ADDITIONAL PAID-IN CAPITAL ACCOUNTS OF EITHER CPV OR
                           THE BORROWER, OR BOTH, RESULTING FROM THE ISSUANCE
                           OF EQUITY SECURITIES OR OTHER CAPITAL INVESTMENT
                           SINCE THE CLOSING DATE EXCEEDS $25,000,000, NOT
                           GREATER THAN .475 TO 1.000, AND THEREAFTER, .450 TO
                           1.000

         G.       Borrowing Base
                           See attached Borrowing Base Certificate

         H.       Compliance with Section 10.5(f): Purchase Money Indebtedness

                  1.       Purchase Money Indebtedness:                                              $_____________

                           REQUIRED: NOT GREATER THAN $1,000,000

         I.       Compliance with Section 10.5(g): Additional Non-Recourse Indebtedness

                  1.       Additional Non-Recourse Indebtedness:                                     $_____________
                  2.       Consolidated Total Value (See C.2) X 20%                                  $_____________

                           REQUIRED: ADDITIONAL NON-RECOURSE
                           INDEBTEDNESS (I.1) MAY NOT EXCEED 20%
                           OF CONSOLIDATED TOTAL VALUE (I.2)


         J.       Compliance with Section 10.5(h):  Additional unsecured Indebtedness for Money
                  Borrowed

                  1.       Additional Unsecured Indebtedness
                               for Money Borrowed:                                                   $_____________

                           REQUIRED:  NOT GREATER THAN $1,000,000

         K.       Compliance with Sections 10.7(e): Investments

                  1.       Principal amount of Non-conforming
                               Investments:                                                          $_____________
                  2.       Loans and investments in
                               Unrestricted Subsidiaries:                                            $_____________
                  3.       Total    $____________________
                  4.       Consolidated Total Value
                               (See C.2) X 5%                                                        $_____________

                           REQUIRED:
                           NON-CONFORMING INVESTMENTS AND LOANS AND INVESTMENTS
                           IN UNRESTRICTED SUBSIDIARIES (K.3) MAY NOT EXCEED 5%
                           OF CONSOLIDATED TOTAL VALUE (K.4).

         L.       Compliance with Section 10.9: Restricted Payments

                  1.       Restricted Payments permitted under
                               Section 10.9 during most recently ended
                               Fiscal Year (or during Fiscal Year 1998
                               since the Closing Date):                                              $_____________
                  2.       Cash Available for Distribution                                           $_____________
                  3.       Funds from Operations X 95%                                               $_____________
                  4.       Lesser of E.2 and E.3                                                     $_____________

                           REQUIRED: RESTRICTED PAYMENTS (L.1) MAY
                           NOT EXCEED L.4

2.       No Default

         1. Since __________ (the date of the last similar certification), (a) the Borrower has not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in Article XI of the Agreement has occurred and is continuing.

         2. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrower proposes to take the following action with respect to such Default or Event of Default:

                  (Note, if no Default or Event of Default has occurred, insert "Not Applicable").

The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with Section 9.1 of the Agreement.

         IN WITNESS WHEREOF, I have executed this Certificate this _____ day of ----------, -----.

                                            CPT OPERATING PARTNERSHIP L.P.


                                            By:
                                               ---------------------------------
                                                   Authorized Representative

                      Schedule I to Compliance Certificate
                          Consolidated Adjusted EBITDA


1.       Quarterly Consolidated Adjusted EBITDA:
         (Including only properties operational for entire Four-Quarter period)


                                                         Q1         Q2           Q3          Q4        Rolling 4Q
                                                         --         --           --          --        ----------

         A.    Consolidated Net Income
               (from financial statements)         $        xx   $     xx    $      xx    $      xx    $        xx
         B.    Less:  Net Gains or other
               extraord. defined in
               Credit Agreement                             xx         xx           xx           xx             xx
         C.    Plus:  Consolidated Interest Exp.            xx         xx           xx           xx             xx
         D.           Taxes on Income                       xx         xx           xx           xx             xx
         E.           Amortization                          xx         xx           xx           xx             xx
         F.           Depreciation                          xx         xx           xx           xx             xx
                                                   -----------   --------    ---------    ---------    -----------
         G.    Consolidated EBITDA                          xx         xx           xx           xx             xx

         H.    Maintenance Capital Expend.                  xx         xx           xx           xx             xx
                                                   -----------   --------    ---------    ---------    -----------

         I.    Consolidated Adjust EBITDA (G - H)                                                      $
                                                                                                        ----------
         J.    EBITDA of Unrestricted Subsidiaries                                                     $
                                                                                                        ----------
         K.    Annualized EBITDA (from Schedule 2 H-7)

         L.    Consolidated Adjusted EBITDA (I - J + K)

                                  Schedule II
                               Annualized EBITDA


Annualized EBITDA for Qualifying Properties not operational for entire four-quarter period.


                                                        Prop 1      Prop 2       Prop 3      Prop 4        Total
                                                        ------      ------       ------      ------        -----

A.   Net Income

B.   Interest Expense

C.   Taxes on Income

D.   Amortization

E.   Depreciation

F.   EBITDA

G.   Time Operational

H.   Applicable Multiple*

I.   Annualized EBITDA (F. X H.)                                                                          $
                                                        ------      ------       ------      ------        -----


* The following are the applicable multiples:


Time Operational                                     Multiple
----------------                                     --------

Less than one quarter                                N/A**
one quarter                                          4
two quarters                                         2
three quarters                                       4/3

** If the property meets the requirements of the Credit Agreement, Annualized EBITDA will be based on pro forma project results of operations for a period of four quarters prepared by the Borrower.

                                  Schedule III


Annualized interest expenses for Qualifying Properties not owned by Borrower or Subsidiary for entire four-quarter period.


                                                        Prop 1      Prop 2       Prop 3      Prop 4        Total
                                                        ------      ------       ------      ------        -----

A.   Interest Expense with respect to Qualifying
     Property

B.   Time Owned by Borrower or Subsidiary

C.   Applicable Multiple*

D.   Annualized Interest (A. X C.)                                                                        $
                                                        ------      ------       ------      ------        -----


* The following are the applicable multiples:


Time Owned by Borrower
of Subsidiary                                                 Multiple
----------------------                                        --------

Less than one quarter                                         N/A**
one quarter                                                   4
two quarters                                                  2
three quarters                                                4/3

** If the property meets the requirements of the Credit Agreement, interest expense with respect to such property for purposes of calculating Consolidated Interest Expense will be based upon a pro forma annualized estimate of such interest expense prepared by the Borrower and acceptable to the Agent.